SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   Form 8-K
                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): November 6, 2000
                                                        ----------------

                            GENESEE & WYOMING INC.
                            ---------------------
              (Exact Name of registrant specified in its charter)
              ---------------------------------------------------

Delaware                          0-20847              06-0984624
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(State or other Jurisdiction   (Commission File Number  (I.R.S. employer
of Incorporation)                                        Identification No.)

                             66 Field Point Road
                         Greenwich, Connecticut 06830
                   (Address of principal executive offices)
                   ----------------------------------------
                 Registrant's telephone number: (203) 629-3722


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Item 9.   Regulation FD Disclosure

     Genesee & Wyoming Inc. (GWI) is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the planned disclosure of information at a meeting with prospective investors on November 6, 2000.

     The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The information in this report (including the exhibit) contains forward-looking statements, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, regarding future events and the future performance of GWI that involve risks and uncertainties that could cause actual results to differ materially including, but not limited to, economic conditions, customer demand, increased competition in relevant markets, and others. Such statements may be identified by words such as anticipate, believe, estimate, expect, intend, predict, hope or similar expressions. We refer you to the documents that GWI files from time to time with the Securities and Exchange Commission, such as GWI's Forms 10-Q and 10-K which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the information in this report (including the exhibit). All monetary references are in US dollars and based on current exchange rates.

     GWI does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in GWI's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

     Exhibit 99.1 Information to be disclosed at a meeting with prospective investors on November 6, 2000.










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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GENESEE & WYOMING INC.
                                      (Registrant)


                                      By:  /s/
                                             ----------------
                                      Name:  John C. Hellmann
                                      Title: Chief Financial Officer

November 6, 2000


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                             INDEX TO EXHIBITS
                             -----------------

Exhibit Number     Exhibit Title
--------------     -------------

99.1 Information to be disclosed at a meeting with prospective investors on November 6, 2000.




















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